SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Capital Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

SHAREHOLDER UPDATE

Fidelity 130/30 Large Cap Fund

Fidelity Large Cap Growth Fund

Fidelity Tax Managed Stock Fund

A few weeks ago we mailed you proxy information to enable you to vote on an important matter affecting your fund. A separate proposal is presented for each fund. You may be entitled to vote on more than one proposal if you own more than one fund.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for May 14, 2013 cannot be held. If you do not plan to cast your vote at the meeting on May 14, 2013, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-8544. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal(s)

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. You are entitled to vote on the proposal(s) affecting your fund(s). You may be entitled to vote on more than one proposal if you own more than one fund. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

A separate proposal is presented for each fund. In each case, a "target fund" is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization ("Agreement") relating to the proposed acquisition as follows:

130/30 Large Cap Proposal: Shareholders of 130/30 Large Cap are being asked to approve the Agreement relating to the proposed acquisition of 130/30 Large Cap by Stock Selector All Cap.

Large Cap Growth Proposal: Shareholders of Large Cap Growth are being asked to approve the Agreement relating to the proposed acquisition of Large Cap Growth by Stock Selector All Cap.

Tax Managed Stock Proposal: Shareholders of Tax Managed Stock are being asked to approve the Agreement relating to the proposed acquisition of Tax Managed Stock by Stock Selector All Cap.

Approval of each Reorganization will be determined solely by approval of the shareholders of the target fund affected. It will not be necessary for all Reorganizations to be approved for any one of them to occur.

If the Agreement relating to your fund is approved by your fund's shareholders and the related Reorganization occurs, you will become a shareholder of Stock Selector All Cap instead. Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the closing date, which is anticipated to be June 21, 2013.

How will you determine the number of shares of Stock Selector All Cap that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund's Reorganization. As provided in each Agreement, each target fund will distribute shares of Stock Selector All Cap to its shareholders so that each shareholder will receive the number of full and fractional shares of Stock Selector All Cap equal in value to the net asset value of shares of the target fund held by such shareholder on the closing date.

Has the Board of Trustees approved the proposal for my fund?

Yes. Each fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization for each fund. The Board of Trustees unanimously recommends that you vote in favor of your fund's Reorganization by approving your fund's Agreement.

What are the reasons for each proposal?

Each fund's Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund's Reorganization by approving your fund's Agreement:

130/30 Large Cap Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.42% to 0.57% of average net assets (including performance adjustments, but excluding dividend and interest on securities sold short), depending on class. The expected net expense reduction excludes 130/30 Large Cap's dividend and interest expense on securities sold short, since Stock Selector All Cap does not incur such an expense.

Large Cap Growth Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.07% to 0.15% of average net assets (including performance adjustments), depending on class. Expenses of Institutional Class are expected to remain the same.

Tax Managed Stock Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.21% of average net assets (including performance adjustments), depending on class.

Assuming all proposals are approved, what is the projected net expense reduction for each class?

Based on the data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders of each class of each fund are expected to benefit from an approximate net expense reduction (including performance adjustments), as shown below:

Fund/Class:	Projected net expense reduction:

130/30 Large Cap
Class A	0.44%A
Class T	0.44%A
Class B	0.42%A
Class C	0.43%A
Institutional Class	0.49%A
Retail Class	0.57%A

Large Cap Growth
Class A	0.09%
Class T	0.12%
Class B	0.07%
Class C	0.08%
Institutional Class	no change
Retail Class	0.15%

Tax Managed Stock
Class A	0.12%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.14%
Retail Class	0.21%

A Excluding dividend and interest expense on securities sold short.

Is a Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes to either fund involved in that Reorganization or to the shareholders of either fund, except that a target fund may recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

How do each target fund's investment objectives, strategies, policies, limitations, and risks compare to those of Stock Selector All Cap?

All of the funds are equity funds that invest primarily in common stocks and are exposed to the risks associated with investing in stocks. The target funds typically make their investments directly, while Stock Selector All Cap invests in sector central funds, which invest in stocks. Although each target fund has investment objectives, principal investment strategies, and principal investment risks similar to those of Stock Selector All Cap, there are some differences. Please refer to the proxy statement for more information.

Who manages the Stock Selector All Cap Fund?

Fidelity Stock Selector All Cap Fund adopted a multi-manager, sector-based investment structure in 2009. Christopher Sharpe and Geoff Stein are the lead co-managers. The lead co-managers have primary responsibility for the day-to-day strategic oversight of Stock Selector All Cap, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. Certain co-managers manage the sector central funds and assist the lead co-managers in formulating Stock Selector All Cap's sector allocation strategy.

Who bears the expenses associated with the reorganization?

Each target fund will bear the costs of its Reorganization, provided that expenses exceeding a class's expense cap will be paid by Fidelity Management & Research Co. (FMR).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if a proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (May 14, 2013), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

SHAREHOLDER UPDATE

Fidelity Advisor 130/30 Large Cap Fund

Fidelity Advisor Strategic Growth Fund

Fidelity Advisor Large Cap Growth Fund

Fidelity Advisor Tax Managed Stock Fund

A few weeks ago we mailed you proxy information to enable you to vote on an important matter affecting your fund. Four separate proposals are presented. You may be entitled to vote on more than one proposal if you own more than one fund.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for May 14, 2013 cannot be held. If you do not plan to cast your vote at the meeting on May 14, 2013, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal(s)

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. You are entitled to vote on the proposal(s) affecting your fund(s). You may be entitled to vote on more than one proposal if you own more than one fund. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Four separate proposals are presented. In each case, a "target fund" is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization ("Agreement") relating to the proposed acquisition, as follows:

Proposal 1 (130/30 Large Cap): Shareholders of 130/30 Large Cap are being asked to approve the Agreement relating to the proposed acquisition of 130/30 Large Cap by Stock Selector All Cap.

Proposal 2 (Advisor Strategic Growth): Shareholders of Advisor Strategic Growth are being asked to approve the Agreement relating to the proposed acquisition of Advisor Strategic Growth by Stock Selector All Cap.

Proposal 3 (Large Cap Growth): Shareholders of Large Cap Growth are being asked to approve the Agreement relating to the proposed acquisition of Large Cap Growth by Stock Selector All Cap.

Proposal 4 (Tax Managed Stock): Shareholders of Tax Managed Stock are being asked to approve the Agreement relating to the proposed acquisition of Tax Managed Stock by Stock Selector All Cap.

Approval of each Reorganization will be determined solely by approval of the shareholders of the target fund affected. It will not be necessary for all four Reorganizations to be approved for any one of them to occur.

If the Agreement relating to your fund is approved by your fund's shareholders and the related Reorganization occurs, you will become a shareholder of Stock Selector All Cap instead. Each shareholder will receive shares of the corresponding class of Stock Selector All Cap, as shown in the table below. Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the closing date, which is anticipated to be June 21, 2013.

Class of shares of the fund you currently own:	Class of shares you will receive if your fund's Reorganization is approved:

Class A	Stock Selector All Cap: Class A
Class T	Stock Selector All Cap: Class T
Class B	Stock Selector All Cap: Class B
Class C	Stock Selector All Cap: Class C
Institutional Class	Stock Selector All Cap: Institutional Class
Retail Class	Stock Selector All Cap: Fidelity Stock Selector All Cap Fund (retail class)

How will you determine the number of shares of Stock Selector All Cap that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund's Reorganization. As provided in each Agreement, each target fund will distribute shares of Stock Selector All Cap to its shareholders so that each shareholder will receive the number of full and fractional shares of Stock Selector All Cap equal in value to the net asset value of shares of the target fund held by such shareholder on the closing date.

Has the Board of Trustees approved the proposal for my fund?

Yes. Each fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization for each fund. The Board of Trustees unanimously recommends that you vote in favor of your fund's Reorganization by approving your fund's Agreement.

What are the reasons for each proposal?

Each fund's Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund's Reorganization by approving your fund's Agreement:

Proposal 1 - 130/30 Large Cap: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.42% to 0.57% of average net assets (including performance adjustments, but excluding dividend and interest on securities sold short), depending on class. The expected net expense reduction excludes 130/30 Large Cap's dividend and interest expense on securities sold short, since Stock Selector All Cap does not incur such an expense.

Proposal 2 - Advisor Strategic Growth: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current contractual expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.19% of average net assets (including performance adjustments), depending on class.

Proposal 3 - Large Cap Growth: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.07% to 0.15% of average net assets (including performance adjustments), depending on class. Expenses of Institutional Class are expected to remain the same.

Proposal 4 - Tax Managed Stock: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.21% of average net assets (including performance adjustments), depending on class.

Assuming all proposals are approved, what is the projected net expense reduction for each class?

Based on the data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders of each class of each fund are expected to benefit from an approximate net expense reduction (including performance adjustments), as shown below:

Fund/Class:	Projected net expense reduction:

130/30 Large Cap
Class A	0.44%A
Class T	0.44%A
Class B	0.42%A
Class C	0.43%A
Institutional Class	0.49%A
Retail Class	0.57%A

Advisor Strategic Growth
Class A	0.14%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.19%

Large Cap Growth
Class A	0.09%
Class T	0.12%
Class B	0.07%
Class C	0.08%
Institutional Class	no change
Retail Class	0.15%

Tax Managed Stock
Class A	0.12%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.14%
Retail Class	0.21%

A Excluding dividend and interest expense on securities sold short.

Is a Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes to either fund involved in that Reorganization or to the shareholders of either fund, except that a target fund may recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

How do each target fund's investment objectives, strategies, policies, limitations, and risks compare to those of Stock Selector All Cap?

All of the funds are equity funds that invest primarily in common stocks and are exposed to the risks associated with investing in stocks. The target funds typically make their investments directly, while Stock Selector All Cap invests in sector central funds, which invest in stocks. Although each target fund has investment objectives, principal investment strategies, and principal investment risks similar to those of Stock Selector All Cap, there are some differences. Please refer to the proxy statement for more information.

Who manages the Stock Selector All Cap Fund?

Fidelity Stock Selector All Cap Fund adopted a multi-manager, sector-based investment structure in 2009. Christopher Sharpe and Geoff Stein are the lead co-managers. The lead co-managers have primary responsibility for the day-to-day strategic oversight of Stock Selector All Cap, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. Certain co-managers manage the sector central funds and assist the lead co-managers in formulating Stock Selector All Cap's sector allocation strategy.

Who bears the expenses associated with the reorganization?

Each target fund will bear the costs of its Reorganization, provided that expenses exceeding a class's expense cap will be paid by Fidelity Management & Research Co. (FMR).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if a proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (May 14, 2013), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349